UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 2, 2022

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $0.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On May 2, 2022, American Vanguard Corporation (“Registrant”) issued a press release announcing that it had sent a letter to stockholders concerning the filing of its definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Registrant’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The press release is set forth in Exhibit 99.1, and includes a letter to the Registrant’s stockholders dated as of April 29, 2022, in the form of Exhibit 99.2, concerning the contested nature of the election of directors at the 2022 Annual Meeting.

The information contained in this Current Report on Form 8-K, including the Exhibits linked hereto, is being furnished under Items 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Important Additional Information and Where to Find It

American Vanguard has filed a definitive proxy statement on Schedule 14A, and an accompanying WHITE proxy card, with the Securities And Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2022 Annual Meeting of Stockholders. STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY AND ALL OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement and accompanying WHITE proxy card, any amendments or supplements to the proxy statement, and other documents that the Company files with the SEC from the Company’s website, http:// https://www.american-vanguard.com, or from the SEC’s website at http://www.sec.gov. These will be available as soon as reasonably practicable after such materials are electronically filed with or furnished to the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated as of May 2, 2022.

Exhibit 99.2	Letter to Stockholders dated as of April 29, 2022, incorporated by reference to the Registrant’s Definitive Additional Proxy Soliciting Material filed on Schedule 14A as of April 29, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: May 2, 2022	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary